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                                                                    EXHIBIT 99.6

                                  CONFIRMATION

                                                               November 20, 2002

SLM Student Loan Trust 2002-7
c/o Chase Manhattan Bank USA, National Association
Christiana Center/OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department

     Subject:   Currency Swap Transaction
                TCN/Ref Number: 48144217

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the above referenced currency swap transaction entered into on the Trade Date specified below (the "Transaction") between Credit Suisse First Boston International ("CSFBi") and SLM Student Loan Trust 2002-7 (the "Trust"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 ISDA Definitions.

     The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

     This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of November 20, 2002, as may be amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     The Trust and CSFBi each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Trade Date:                               November 20, 2002.

Effective Date:                           November 26, 2002.

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Termination Date:                         The earlier of (i) the date on which
                                          the Class A5 Notes are repaid in full
                                          and (ii) 15 September 2021.

Currency Swap Transaction Exchange        EUR 1.00 to USD 1.01.
Rate:

Floating Amounts - CSFBi

Floating Rate Payer:                      CSFBi.

Floating Rate Payer Currency Amount:      As at any date, EUR 500,000,000 minus
                                          the aggregate of each CFSBi Interim
                                          Exchange Amount made prior to such
                                          date.

Floating Rate Payer Payment Dates:        Early Payment applies - three (3)
                                          Business Days prior to the applicable
                                          Period End Date or the Termination
                                          Date, as the case may be.

Floating Rate Period End Dates:           Each 15 March, 15 June, 15 September
                                          and 15 December commencing on 17 March
                                          2003 and ending on the Termination
                                          Date, subject to adjustment with the
                                          Following Business Day convention.

Floating Rate Option:                     EUR-EURIBOR-Telerate.

Designated Maturity:                      3 months except for the initial
                                          Calculation Period.

                                          For the initial Calculation Period,
                                          the Designated Maturity will be
                                          detrmined by the following formula:

                                              x + [ 19 / 28 * (y - x) ]

                                              where:
                                               x = 3-Month EUR-EURIBOR-Telerate,
                                                   and
                                               y = 4-Month EUR-EURIBOR-Telerate.

Spread :                                  0.27% per annum.

Floating Rate Day Count Fraction:         Actual/360.

Reset Dates:                              First day of each Calculation Period.


Floating Amounts - the Trust

Floating Rate Payer:                      The Trust.

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Floating Rate Payer Currency Amount:      As at any date, USD 505,000,000 minus
                                          the aggregate of each Trust Interim
                                          Exchange Amount made prior to such
                                          date.

Floating Rate Payer Payment Dates:        Early Payment applies - three (3)
                                          Business Days prior to the applicable
                                          Period End Date or the Termination
                                          Date, as the case may be.

Floating Rate Period End Dates:           Each 15 March, 15 June, 15 September
                                          and 15 December commencing on 17 March
                                          2003 and ending on the Termination
                                          Date, subject to adjustment with the
                                          Following Business Day convention.

Floating Rate Option:                     USD-LIBOR-BBA provided however, that
                                          (i) the term "London Banking Days"
                                          shall mean a Banking Day in New York
                                          and London and (ii) if USD-LIBOR
                                          Reference Banks is used as a fallback
                                          and quotations are not available, the
                                          rate will be the rate in effect for
                                          the previous Calculation Period.

Designated Maturity:                      3 months except for the initial
                                          Calculation Period.

                                          For the initial Calculation Period,
                                          the Designated Maturity will be
                                          detrmined by the following formula:

                                              x + [ 19 / 28 * (y - x) ]

                                              where:
                                               x = 3-Month USD-LIBOR-BBA, and
                                               y = 4-Month USD-LIBOR-BBA.

Spread :                                  0.33% per annum.

Floating Rate Day Count Fraction:         Actual/360.

Reset Dates:                              First day of each Calculation Period.


Initial Exchanges:

Initial Exchange Date:                    Effective Date.

CSFBi Initial Exchange Amount:            USD 503,232,500.

Trust Initial Exchange Amount:            EUR 498,250,000.

Interim Exchanges:

Interim Exchange Date:                    Early Payment applies - three (3)
                                          Business Days prior to each date
                                          (falling on or before the Final
                                          Exchange Date) upon which the Trust is
                                          obliged to make a payment of principal
                                          on the Class A-5 Notes.

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CSFBi Interim Exchange Amount:            A EUR amount equal to the Trust
                                          Interim Exchange Amount divided by the
                                          Currency Swap Transaction Exchange
                                          Rate.

Trust Interim Exchange Amount:            In respect of any Interim Exchange
                                          Date, the USD amount of principal
                                          available for payment to the Class A-5
                                          Noteholders pursuant to the Indenture
                                          and the Administration Agreement with
                                          respect to payments of principal on
                                          the Class A-5 Notes.

Final Exchanges:

Final Exchange Date:                      Termination Date.

CSFBi Final Exchange Amount:              A EUR amount equal to the CSFBi Final
                                          Exchange Amount divided by the
                                          Currency Swap Transaction Exchange
                                          Rate.

Trust Final Exchange Amount:              The USD amount of principal available
                                          for payment to the Class A-5
                                          Noteholders pursuant to the Indeture
                                          and the Administraion Agreement with
                                          respect to payments of principal on
                                          the Class A-5 Notes.

Business Days for Payments:               New York and TARGET.

Termination:

Termination upon repayment in full of     The Transaction shall terminate upon
the Underlying Asset:                     the outstanding principal amount of
                                          the Class A-5 Notes being reduced to
                                          zero, with no amounts being payable by
                                          either party to the other, however,
                                          for the avoidance of doubt, the
                                          Transaction shall not terminate until
                                          all remaining principal and interest
                                          due at that time shall have been paid.

Termination Payment due following         In the event that this transaction is
Cross Default of Party B.                 terminated following a Cross Default
                                          (Event of Default) where the Trust is
                                          the Sole Defaulting Party the
                                          termination payment due to either
                                          party shall be calculated in
                                          accordance with Section 6(e) of the
                                          Agreement provided however that the
                                          Termination Date of this transaction
                                          shall be deemed to be the Early
                                          Termination Date designated by CSFBi
                                          and that the CSFBi Final Exchange
                                          Amount shall be equal to the CSFBi
                                          Floating Rate Payer Currency Amount
                                          and that the Trust Final Exchange
                                          Amount shall be equal to the Trust
                                          Floating Rate Payer Currency Amount.

Other Provisions:

Calculation Agent:                        The Trust. The Trust shall  delegate
                                          its duties as Calculation Agent to the
                                          Administrator, in accordance with the
                                          terms of the Schedule.

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Notifications:

Interest and Principal Payments:          The Trust shall cause the
                                          Administrator to notify CSFBi of the
                                          amount of interest and/or principal
                                          payments to be made (subject to
                                          conversion via this Transaction) on
                                          the Class A-5 Notes on each USD
                                          Floating Rate Payer Payment Date
                                          and/or each Interim Exchange Date for
                                          the Class A-5 Notes in respect of such
                                          date not later than one (1) Business
                                          Days prior to such date.

Deferral of Floating Amounts:             If any payment of interest under the
                                          CLASS A-5 Notes is deferred in
                                          accordance with the terms and
                                          conditions of the Notes then a
                                          corresponding part of the CSFBi
                                          Floating Amount and a pro rata part of
                                          the Trust Floating Amount which, in
                                          each case, would otherwise be due in
                                          respect of the relevant Floating Rate
                                          Payer Payment Date shall be deferred.

                                          The amount so deferred on the CSFBi
                                          Floating Amount shall be payable on
                                          the next CSFBi Floating Rate Payer
                                          Payment Date (together with an
                                          additional floating amount accrued
                                          thereon determined using the same rate
                                          used to calculate the CSFBi Floating
                                          Amount payable on that next CSFBi
                                          Floating Rate Payer Payment Date) and
                                          the CSFBi Floating Amount due on such
                                          date shall be deemed to include such
                                          amounts.

                                          The amount so deferred on the Trust
                                          Floating Amount shall be payable on
                                          the next Trust Floating Rate Payment
                                          Date (together with an additional
                                          floating amount accrued thereon
                                          determined using the same rate used to
                                          calculate the Trust Floating Amount
                                          payable on that next Trust Floating
                                          Rate Payer Payment Date) and the Trust
                                          Floating Amount due on such date shall
                                          be deemed to include such amounts.

                                          On any subsequent occasion if any
                                          payment of interest under the CLASS
                                          A-5 Notes is deferred (including any
                                          payment of a previous shortfall of
                                          interest or any payment of interest on
                                          such shortfall) in accordance with the
                                          terms and conditions of the CLASS A-5
                                          Notes then all or a corresponding part
                                          of the CSFBi Floating Amount and a pro
                                          rata part of the Trust Floating Amount
                                          shall be deferred.

     Account Details:

     Payments to Party A:

        Account for payments
        in USD:                              Bank of New York, New York
                                                   IRVTUS3N

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                                             Acct # 890 0360 968
        Account for payments
               in Euros:                     Citibank NA, London
                                             CITIGB2L
                                             Acct #10403229

        Payments to the Trust:

        For the Account of :              SLM Student Loan Trust 2002-7

        Account No.:                      026 590219
                                          FCT:  SLM 2002-7/Currency Swap


        FOR PAYMENT INQUIRIES:            SLM Student Loan Trust 2002-7
                                          c/o Sallie Mae, Inc.
                                          11600 Sallie Mae Drive
                                          Reston, Virginia 20193-4798
                                          Attention: Swap Operations Specialist
                                          Facsimile No.: (703) 810-7651
                                          Telephone No.: (703) 810-7320
                                          Electronic Messaging System Details:
                                          None

4.  OFFICES:

        (a) The Office of CSFBi for this Transaction Credit Suisse First Boston International, One Cabot Square, London E14 4QJ, England.

        (b) The Office of the Trust for this Transaction is SLM Student Loan Trust 2002-7 c/o Chase Manhattan Bank USA, National Association, Christiana Center/OPS4, 500 Stanton Christiana Road, Newark, Delaware 198713.

Credit Suisse First Boston International is regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

                                     Yours faithfully,

                                     CREDIT SUISSE FIRST BOSTON
                                     INTERNATIONAL


                                     By: /S/ HUBERT TISSIER DE MALLERAIS
                                         Name: Hubert Tissier De Mallerais
                                         Title: Attorney


Confirmed as of the date first written above:

SLM STUDENT LOAN TRUST 2002-7

By:   Chase Manhattan Bank USA, National Association,
      not in its individual capacity but in its capacity as
      Trustee under that certain Amended and Restated
      Trust Agreement dated as of November 26, 2002
      by and between the Trustee and SLM Funding Corporation


 By   /S/ JOHN J. CASHIN
       Name:      John J. Cashin
       Title:     Vice President


Our Reference Number: External ID: [     ] / Risk ID: [   ]